3D SYSTEMS

TIME COMPRESSION expo

Accelerating Product Development

Redefining High Definition

TCE Investor Day

Presenters
☐ Abe Reichental
 President & Chief Executive Officer
☐ Buddy Byrum
 Senior Director Global Marketing, 3-D Modeling
☐ Lee Dockstader
 Vice President Business Development

3
Forward-Looking Statements
Certain statements made in this presentation that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements in the future or conditional tenses or that include the terms “believes,” “belief,” “estimates,” “expects,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business. Forward-
looking statements are based upon management’s current expectations concerning future events and trends and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors stated under the headings “Forward-Looking Statements,” “Cautionary
Statements and Risk Factors,” and “Risk Factors” that appear in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements.

From Digital
To Physical Part
Computer Aided Design
(CAD) or Scan
Plastic or Metal Part
Additive Manufacturing Technology Leadership

Modeling
Manufacturing
Prototyping
Services
Broad Range
of Systems
and Materials
Continuum of
Affordable
Office
To Factory Solutions
Comprehensive
3-D Modeling,
Prototyping
and Manufacturing
Solutions
Focus and Deliver On
Our Customers’
Needs and
Wants
Business Overview

Modeling
Manufacturing
Prototyping
Services
▪ 330 employees
▪ 53 countries
▪ $12M R&D spend
▪ $0 debt
▪ 25%+ insider stock
 ownership
▪ 4 technologies
▪ 450 patents
▪ 20 systems
▪ 20 materials
▪ 6000+ installs
 (Cumm)
▪ 7+M parts / ann
Business Overview

[redacted]

North America

- USA
  - Rock Hill, SC
  - Valencia, CA

Europe

- France
- Germany
- Italy
- Switzerland
- United Kingdom

Asia

- Hong Kong / China
- Japan

*Leader Innovator Partner Builder
Global Marketplace Local Presence

Stereolithography

Laser
Scanner system
Laser beam
Layers of solidified resin
Liquid resin
Platform and piston

MultiJet Printing

Laser Sintering

Film Transfer Imaging

Redefining **High** Definition

Most Comprehensive Print-Engine Portfolio

Additive Manufacturing is Gaining Acceptance
❑ Consumer packaging
❑ Architectural models
❑ Toys, action figures and games
❑ Consumer electronics
❑ Cinematography effects
❑ Aerospace end-use parts
❑ Automotive pre-production
❑ Collectibles and ornaments
❑ Footwear tooling and custom fit
❑ Rapid tooling, jigs and fixtures
❑ Investment casting patterns
❑ ITE hearing aids manufacturing
❑ Dental manufacturing
❑ Jewelry manufacturing

BAE
AEROSYSTEMS
Pratt & Whitney
AIRBUS
BOEING
EMBRAER
HUGHES
Raytheon

WIDEX
hearing instruments
ALIGN
SIEMENS
Dreve
sirona
oticon
PHONAK
3M ESPE

SIEMENS
FLUKE
Cummins
MOTOROLA
CATERPILLAR
TELEDYNE WATER PIK

MAYTAG
MATTEL
Polaroid
3M
Kodak
EMERSON
Climate Technologies
Hasbro

3D SYSTEMS
Redefining High Definition

Broadest Customer Footprint

Experienced Management Team
❑ Abe Reichental President & CEO
❑ Chuck Hull Executive Vice President & CTO, Co-Founder
❑ Damon Gregoire Vice President & CFO
❑ Bob Grace Vice President & General Counsel
❑ Kevin McAlea Vice President Rapid Manufacturing Solutions
❑ Lee Dockstader Vice President Business Development
❑ Michele Marchesan Vice President 3-D Printing
❑ Rajeev Kulkarni Vice President Engineering
❑ Buddy Byrum Senior Director 3-D Printing
❑ Katharina Hayes Director Marketing & Communications

35
30
25
20
15
10
5
0
Millions
$31.8
$24.0
28%
Services
36%
47%
Materials
44%
Systems
& Other
20%
25%
2009
2008

Redefining High Definition

We Are Better Positioned For The Economic Recovery Ahead
Business Model Overview As Of Q1, 2009
❑ Our business model is built
 around significant, recurring
 revenue components that have
 begun to generate improved,
 contribution margins
❑ Cost control measures
 strengthened our operations
 and provide us with the required
 resources to weather this
 downturn
❑ Our balance sheet is strong
 • Cash position continued to
 strengthen
 • We have no debt

Real GDP
Bars = Compound Annual Growth Rate
Line = Yr/Yr Percent Change
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
Forecast
GDPR - CAGR: Q3 @ -0.5%
GDPR - Yr/Yr Percent Change: Q3 @ 0.7%
2000
2002
2004
2006
2008
2010

Real Personal Consumption Expenditures
Bars = Compound Annual Growth Rate
Line = Yr/Yr Percent Change
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
Forecast
PCE - CAGR: Q3 @ -3.7%
PCE - Yr/Yr Percent Change: Q3 @ -0.2%
2000
2002
2004
2006
2008
2010

3D SYSTEMS

Redefining **High** Definition

Source: Wachovia
Revenue Outlook Remainder 2009
❑ Based on current economic conditions, we
 expect the remainder of 2009 to be
 extremely challenging. It is possible that we
 may experience continued sales softness
 during this unprecedented global recession.
❑ We anticipate slower integrated materials’
 revenue growth for the remainder of 2009.
❑ Softness in key industries we serve such as
 automotive, aerospace and consumer
 electronics may result in a continued decline
 of revenue from our Direct Rapid
 Manufacturing Systems during the next
 several quarters.
❑ Customer solvency issues may result in
 reduced, recurring revenue as we balance
 potential collection risks against revenue
 opportunities.

PRODUCTION QUALITY
COMPLEX METAL PARTS

Redefining High Definition

Revenue Growth Drivers
❑ We expect sales of our New
 Direct Rapid Manufacturing
 Systems to help compress an
 elongated capital spending
 cycle.
❑ We anticipate continued growth
 of Dental Manufacturing
 Solutions during 2009.
❑ We believe that sales of our
 expanding lineup of 3-D
 printers will continue to grow.
❑ We expect growth from MQast.
❑ We believe that new materials
 will create additional part
 demand.

3G Direct Rapid Manufacturing Centers
❑ SLA®, SLS® and SLM
 production centers.
❑ Proven, complementary
 Additive Manufacturing
 technologies.
❑ Precision, high-throughput
 Direct Rapid Manufacturing.
❑ Broad range of cost-effective
 applications.
❑ Production platform of choice
 for paid-parts providers and
 medical device OEM’s.
❑ Growing list Rapid
 Manufacturing customers.

Crowns and bridges

Dental implants

Traditional manufacturing

CAD/CAM prosthetics

Metals

Ceramics

Redefining High Definition

Digital Dentistry Marketplace Drivers

THE POWER OF INSTANT MODELING -- AT YOUR FINGERTIPS

Most affordable. Most versatile. Easiest to use.

You can create exceptional quality hard-plastic 3D models, directly from your 3D CAD data designs. Communicate your designs with the V-flash Desktop Modeler.

Redefining High Definition

V-Flash® Desktop 3-D Printer Available For Purchase

PRODUCTION QUALITY
COMPLEX METAL PARTS
MQast provides fast, functional and production quality metal parts directly from CAD data for single and low volume applications.
Let us become your partner for when you need metal parts in days.

Get your quote today!
Get your parts in days!

shapeways

Redefining **High** Definition

Complex Metal Parts in Days
❑ MQast™ combines breakthrough rapid
 manufacturing technology and process
 with extraordinary service to deliver
 certified, complex geometry metal parts
 in days.
❑ MQast™ parts are available in
 aluminum, stainless steel and silver.

Should it become necessary as a result of further deterioration of the global economic conditions we will take further
actions to reduce operating expenses and conserve cash
2009 Expectations and Estimates
❑ We expect our Gross Profit Margin to remain strong
 notwithstanding lower revenue, negative 2-4 cents EPS drag from initial V-Flash® shipments and adverse systems mix.
❑ We expect SG&A to be in the range of $35-38 million for full-
 year 2009.
 ❑ Inclusive of our anticipated higher legal expenses for 2009
❑ We expect R&D spending to be in the range of $10-12 million without impairing our pace and rate of planned new product
 introductions.
❑ We anticipate our Capital Spending to be in the range of $1.5-3 million for the full year

2D
Printing Press
Office Printer
Desktop Printer
3-D
Rapid Manufacturing
Office Modeler
Desktop Modeler

3D SYSTEMS
Redefining High Definition

Product Adoption Cycles Repeat…

We remain committed to our long-term growth objectives
and are confident in our ability to provide value to our customers and stockholders.
Bottom Line
❑ We are committed to our long-term goal of improving our customers’
 bottom line through economical Direct Rapid Prototyping (DRP) and
 Direct Rapid Manufacturing (DRM) Solutions that help our customers reduce costs and accelerate their new products to market.
❑ Although we are feeling the impact of an unprecedented slowdown in manufacturing worldwide, we believe that our financial position and debt-
 free balance sheet are adequate to enable us to execute our future plans.
❑ Even with the current elongated capital spending cycle, our new lineup of
 3-D Printers and 3G Direct Rapid Manufacturing Centers and
 materials should help drive demand for our products during this uncertain economic period.
❑ Our business model is built around significant, recurring revenue components that are beginning to generate improved contribution margins.

Fits First Time… Every Time
Buddy Byrum
Senior Director Global Marketing, 3-D Modeling
3-D Printing Value &
Opportunity

Revenue ($Million)
Units
Revenues ($ Millions)
Units
0
50
100
150
200
250
300
350
400
450
0
5000
10000
15000
20000
25000
30000
35000
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Redefining High Definition

Source: NextGen Research, Wohlers, Frost & Sullivan, 3D Systems
$1 Billion Marketplace Opportunity by 2015
❑ Some $165 million of printers were sold in 2008.
❑ An estimated 4,200 3-D printers were sold in 2008.
❑ The average growth of 3-D printer unit sales from 1996
 through 2008 was approximately 40%.

Application Diversity Provides a Broad Array of Targets
❑ The study’s author, research analyst
 Christopher Montaño, observes that “While
 it initially was used mainly for product
 prototyping, 3-D printing is starting to
 penetrate markets that can take advantage
 of the capability for highly customized,
 short-run manufacturing, including industrial
 products firms, and medical and dental
 implant and device vendors.”
❑ NextGen Research expects the that by 2013,
 the global market for 3-D printing systems,
 services and consumables will reach $782.6
 million.
Source: NextGen Research

ProJet® … The Perfect Fit
❑ Fits First Time… Every Time
❑ Fits Your Design To Manufacturing Needs
❑ Fits To PerForm and Function
❑ Fits Into Your Environment and Budget

ProJet® SD 3000
$59K
VisiJet® SR200
Plastic
MCAD
Education
Architecture
Land planning
Industrial design
Graphics design
Animation
Packaging Design
ProJet® HD 3000
$69K
VisiJet® HR200
Plastic
Jewelry design
Micro-engineering
Collectables
Miniatures
Apparel design
Medical modeling
ProJet® CPX 3000
$79K
VisiJet® CPX200
RealWaxTM
Micro-casting
 - Jewelry
 - Medical devices
 - Medical implants
 - Figurines
 - Electronics
ProJet® CP 3000
$68K
VisiJet® CP200
RealWaxTM
Foundry casting
 - Automotive
 - Aerospace
 - Engine parts
 - Connectors
 - Plumbing
Complete Range of 3-D Printing Professional Systems

ne VisiJet Materials

of 3-D Modeling

PRO JET

The VisiJet® line of acrylate materials offers numerous capabilities to meet a variety of commercial applications. Using the Multi Jet Modeling (MJM) Technology, 3D Systems' 3-D Printers and Modelers use VisiJet® Materials to build accurate, high-definition models and prototypes for proof of concept, functional testing, master patterns for moldmaking, direct investment casting, architecture and other vertical markets.

Properties	Condition	VisiJet® SR200			VisiJet® HR200	VisiJet® DP200	VisiJet® CPX200	VisiJet® CP200	VisiJet® 5100	VisiJet® 5200
Composition		UV Curable Acrylic Pl								Support Material
Color		Natural	Blue	Gray						White
Case Quantity		8 cartr., 0.5kg ea	8 cartr., 0.5kg ea	8 cartr., 0.5kg ea						8 cartr., 0.4kg ea
Net Weight (per case)		4 kg	4 kg	4 kg						3.24 kg
Density @ 80 °C (liquid), g/cm³	ASTM D4164	1.02	1.02	1.02						0.87
Tensile Strength, MPa	ASTM D638	26.2	20.5	22.1						N/A
Tensile Modulus, MPa	ASTM D638	1108	745	866						N/A
Elongation at Break, %	ASTM D638	6.97	8	6.1						N/A
Flexural Strength, MPa	ASTM D638	26.6	28.1	26.1						N/A
Heat Distortion Temp @ 66psi, °C	D648 @ 40MPa	46	46	46						N/A
Ash Content, %		0.01	0.01	0.01						N/A
Melting Point, °C		N/A	N/A	N/A						55-65
Softening Point, °C		N/A	N/A	N/A						
Volumetric Shrinkage, from 40 °C to RT, %		N/A	N/A	N/A						N/A
inear Shrinkage, m 40 °C to RT, %		N/A	N/A	N/A						N/A
Comparability		SD, HD	SD, HD	SD, HD						CP, CPX

Advantages of VisiJet® Materials

- Address a wide range of commercial applications
- Produces high definition parts with crisp details and smooth surface finish
- Castable in a wide range of casting processes
- Support material offers easy, non hazardous post processing and preserves delicate features
- Finished parts can be sanded, drilled, glued, painted and plated

3D SYSTEMS

Redefining High Definition

Comprehensive VisiJet® Printing Materials Portfolio

CUSTOMER
PRODUCTION
High value
for money
Low cost
production
Quickly
make money
Right product
SALES
ENGINEERING

Redefining High Definition

ProJet® Value: Time to Market

Cost
idea
design
manufacturing
distribution

Redefining High Definition

ProJet® Value: Reduces Development Costs
❑ Reduced model cost through in-
 house 3-D printing.
❑ Better use of qualified
 engineering resources.
❑ Avoiding expensive follow-up
 costs for changes later in the
 development and
 manufacturing process.
Over 80% of new product cost is
cast in stone during the design phase
Cost


ProJet® Value: Instant Feedback
❑ Multiple iterations in one day.
❑ Faster decisions.
❑ Meet deadlines.
❑ Multiple parts can be built
 simultaneously.
Reduces every development iteration
from weeks to days

ProJet® Value: Functionality and Confidentiality
❑ Keep confidential data
 in-house.
❑ Reduce risk of compromised
 designs.
❑ Reduce dependency on external
 suppliers.
❑ Same-day/next-day functionality
 within each design iteration.
Instant functionality within secure
and confidential environment

THE POWER OF INSTANT MODELING -- AT YOUR FINGERTIPS

Most affordable. Most versatile. Easiest to use.

You can create exceptional quality hard-plastic 3D models, directly from your 3D CAD data designs. Communicate your designs with the V-flash Desktop Modeler.

DREAM IT. DESIGN IT. V-FLASH® IT.

V-Flash® at your desk - Your own fast, affordable and convenient 3D printer builds durable, plastic parts for design visualization, planning and functional testing. Directly from your 3D CAD data designs.

now available for purchase

Redefining High Definition

On-Site, On-Demand: As You Need It, When You Need It
❑ Faster Turnaround: get your parts in hours, not days or weeks.
❑ Reduces Costs: save hundreds on every prototype.
❑ Greater Detail: V-Flash® modelers provide high-resolution models with smooth surface qualities and exceptional fine-feature detail.
❑ High Durability: V-Flash® modelers produce hard-plastic models that are tough enough for working models, and can be drilled, tapped, glued, painted, even metal-plated.
❑ Easy To Use: Go directly from CAD to Part with easy 1-2-3 installation and operation.

Versatile Applications Range

Redefining High Definition

❑ Concept models
❑ Communications models
❑ Proof of concept
❑ Form/Fit validation
❑ Assembly testing
❑ Functional testing
❑ Ergonomic testing
❑ Design confidentiality
❑ Product mock-ups
❑ Marketing focus group studies
❑ Architectural models
❑ Artistic models
❑ Quotation models
❑ Cost-reduction projects
❑ Vacuum forming
❑ Medical modeling

Office Utility and Desktop Functionality
❑ Compact size fits any design office environment
❑ Quiet operation under 60 dBa
❑ Network-ready so it can be shared among users
❑ Simple, easy-to-use operation
❑ Most affordable, most versatile desktop 3-D printer

Consistent Fast Reliable Output Even With Multiple Builds
❑ V-Flash® is ready on your schedule
❑ No wait for outside service bureaus or central modeling shops
❑ Output your very next design iteration when YOU need it
❑ Builds speed up to 0.4 inches (10mm) per hour in Z
❑ No speed penalty with multiple model builds
❑ Build more parts faster
❑ Redefines the “rapid” in rapid prototyping… INSTANT PROTOTYPING

Accurate, Durable Hard Plastic Parts
❑ Ultra-smooth surfaces with exceptional feature detail
❑ Balanced physical properties in X, Y & Z directions
 ❑ High tensile strength: 33 MPa
 ❑ High tensile modulus: 1,550 MPa
❑ High definition surface resolution for “true-to-design” replication
 ❑ Design communication models
 ❑ True-to-life product mock-ups with minimum part finishing
❑ Tough enough for physical testing applications
❑ Accurate enough for form & fit testing applications

now available for purchase

- Most affordable 3-D Printer you can buy
- Reliable, low cost operation
- Small, strategically spaced break-off supports minimizes material consumption – you get more parts for your material
- V-Flash® materials may be added during a print job without the investment in additional material bays required in some 3-D Printers
- Every new V-Flash® comes with a 1-year warranty to give you peace-of-mind

3D SYSTEMS
Redefining High Definition

Affordable, Reliable to Own and Operate

Thank You!
Most Extensive 3-D Printers Portfolio

3D SYSTEMS

SOLUTIONS
TOP TO BOTTOM
dental solutions

Redefining **High** Definition

www.TopToBottomDental.com
Lee Dockstader
VP Business Development
Top to Bottom 3-D CAD/CAM
Dental Solutions

- Difficult to make parts
- Dental/medical
- Manufacturing applications
- Distributed design and manufacturing

Total Prothesis Market Approximately 9B WW

• Crowns and Bridges	4.6B (WW)
• Dental Implants	2.9B (WW)
• Dental Imaging	.64B (USA Only)
• Orthodontics	.6B (USA Only)
• Endodontics	.22B (USA Only)

- CAD/CAM US Market Valued at $773 MM for 2007
- CAD/CAM CAGR of 14.9% until 2014
- Increased Insurance Coverage of Patients and Treatments

3D SYSTEMS
Redefining **High** Definition

Source: NextGen Research, Wohlers, Frost & Sullivan, 3D Systems
~$500-Million Marketplace Opportunity by 2015
❑ Rapid Manufacturing represented some $100 million of
 revenue for all Additive Manufacturing suppliers
❑ Digital Dental opportunities hold the greatest potential

- SEP 02 – Manufacturing advancements thru CT scanning
- MAY 03 – NYU Dental School adds Invisalign to curriculum
- SEP 03 – Aligner fabrication moves to Juarez
- APR 05 – Launch of Invisalign Express
- SEP 05 – 15 millionth aligner
- SEP 06 – Quintessence publishes 1st Invisalign textbook
- OCT 07 – 30 millionth aligner
- NOV 07 – Launch of subscription-based Vivera Retainers
- DEC 07 – Achieves $1 billion in cumulative net revenue

Redefining **High** Definition

❑ Numerous Rapid Manufacturing Systems In
Operation Worldwide
❑ Proven Expert Integration Capabilities
❑ Rapid Manufacturing Partnerships With
Industry Leaders and Shapers
Proven Rapid Manufacturing Track Record

Visible Metal
Metal based crown
ceramic based crown
Aesthetics Driving Digital Dentistry

Source: iData Research

Redefining High Definition

New Technology Driving Digital Dentistry
❑ $8.8 Billion U.S. Market for prosthetics
 (crowns, bridges, dentures, etc.)
❑ CAD/CAM U.S. Market valued at $773
 Million for 2007
❑ CAGR of 14.9% until 2014
❑ Increased insurance coverage of
 patients and treatments

New Technology Driving Digital Dentistry

- Start with a big block
  - Large amount of waste

- High detail means longer milling times
- Geometry Limitations

Redefining **High** Definition

Traditional Subtractive Dental Manufacturing

Additive Dental Manufacturing
❑ Use only what is required
 ■ Small amount of waste
☐ High detail with no loss
 of build speed
❑ Scalable to thousands of
 parts per day with little
 increase in labor
❑ Almost no limitation for geometry

Pressables
Coping
Working Models
Study Models
Veneers
Implant drill guide

Redefining High Definition

Dental Manufacturing Applications - Restorations
❑ 3D Systems has the dental market covered from the top to
 the bottom.

Behind the Teeth braces
Custom brackets
Aligner pattern
Study Models

Redefining High Definition

Dental Manufacturing Applications - Orthodontics

Lingual Braces

Surgicase - Dental Implant Planning Software

Dental Drill-Guide

The 3M Lab Kit - Typical Case

sirona.

3D SYSTEMS

Redefining **High** Definition

3D Working Models

3D Working Models - 3Shape Scanners

ProJet™ DP 3000
Production System
Next Generation Technology
Increasing your productivity
The open architecture of the system allows file transfer from any open scanner on or off site.
Features
Produces full cast crowns, copings, bridges, partial frameworks and surgical guides
Wax-ups print in layers for smooth surfaces
Large build volume
Outstanding fit and margin line adaptation
Optional scanner and design software for complete crown and bridge system solution
Benefits
Designed for use in laboratories
Extended unattended operation
Reduced skilled labor requirements
Reduced finishing time, alloy consumption and cost

Redefining High Definition

ProJet® DP 3000 for Wax-ups
Open digital manufacturing system prints highly accurate,
dental patterns for direct investment casting of dental
prosthesis such as copings, bridges and crowns.

3M ESPE

SensAble technologies

sirona

3shape

3D SYSTEMS
Redefining High Definition

❑ Reduce finishing time.
❑ Reduce alloy consumption.
❑ Increase productivity.
❑ Produce full arch bridges.
❑ Deliver product faster.
❑ Free up skilled labor for
 other assignments.
ProJet® DP 3000 3-D Production System

• Dental Caps and Crowns
• Material: Cobalt Chrome or Titanium
• Precise material quantity = no waste
• High precision through digital technology
• Less finishing than with cast products
Direct Digital Metal Solutions

DIGITAL DENTAL
SOLUTIONS
SYSTEMS
Home
Company
Solutions
Partners
News
Events
Contact Us
CAD/CAM Solutions
Wax-Ups
Working Models
Copings, Crowns & Bridges
Partial Denture Frameworks
Drill Guides
Direct Metal Dental Parts
Implants
Orthodontics
TOP TO BOTTOM
dental solutions
grab a bite
Powered By 3D Systems
Dental CAD/CAM Printers
Why 3D Systems?

Redefining **High** Definition

Thank You!
Broadest Digital Dental Manufacturing Portfolio

This webcast is being broadcast live through the
internet. Those following along via the web may
pose a question by emailing your question to
Chanda Hughes, Investor Relations, at
hughesc@3dsystems.com.
A replay of this webcast will be available
approximately three hours after the call on the
3D Systems Investor Relations Web site,
www.3dsystems.com/ir.
Q&A Session

TIME
COMPRESSION
expo

3D SYSTEMS

JUNE 22-26, 2009
MCCORMICK PLACE
CHICAGO, IL USA

Accelerating Product Development

Thank you!